SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: May 17, 2012

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
Incorporation or organization)		Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of May 17, 2012, Corinthian Colleges, Inc. (the “Company”) and its wholly-owned subsidiary, Everest Colleges Canada, Inc., entered into a syndicated Fourth Amended and Restated Credit Agreement (the “Amended Facility”) for $140 million with Bank of America, N.A., as Domestic Administrative Agent, Domestic Swing Line Lender and Domestic L/C Issuer, Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent, Canadian Swing Line Lender and Canadian L/C Issuer, U.S. Bank National Association, as Syndication Agent, and Union Bank, N.A., as Documentation Agent, and each Lender from time to time party thereto. Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bank National Association acted as Joint Lead Arrangers and Joint Book Managers. The Amended Facility includes a $130 million U.S. facility and a $10 million Canadian facility.

The Amended Facility expires July 1, 2015, and contains customary affirmative and negative covenants, including financial covenants requiring the maintenance of consolidated net worth, fixed charges coverage ratios, leverage ratios, and the U.S. Department of Education financial responsibility composite score. The Amended Facility is secured by guaranties from the Company and each of its subsidiaries, as well as a first priority lien on substantially all of the tangible and intangible assets of the Company and its subsidiaries, including real property. For information regarding the Amended Facility, reference is made to the Fourth Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01                                                 Financial Statements and Exhibits.

(d)                                 Exhibits.

The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

May 21, 2012	/s/ Stan A. Mortensen
Stan A. Mortensen
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1

Fourth Amended and Restated Credit Agreement dated as of May 17, 2012, by and among Corinthian Colleges, Inc., Everest Colleges Canada, Inc., Bank of America, N.A., as Domestic Administrative Agent, Domestic Swing Line Lender and Domestic L/C Issuer, Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent, Canadian Swing Line Lender and Canadian L/C Issuer, U.S. Bank National Association, as Syndication Agent, Union Bank, N.A, as Documentation Agent, and each Lender from time to time party thereto. Merrill Lynch, Pierce, Fenner & Smith Incorporated and U.S. Bank National Association acted as Joint Lead Arrangers and Joint Book Managers. Schedules and exhibits to this Fourth Amended and Restated Credit Agreement have not been included herewith, but will be furnished supplementally to the Securities and Exchange Commission upon request.